SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K
_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2000
___________________

          INDUSTRIAL DISTRIBUTION GROUP, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-13195	58-2299339
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

950 E. Paces Ferry Road Suite 1575 Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:       (770) 949-2100

                                         Not Applicable
(Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS.

         On August 30, 2000, Industrial Distribution Group, Inc. (the "Company") issued a press release concerning the Company's implementation of a rights agreement. A copy of such press release is filed as Exhibit 99. 1 hereto and incorporated herein by reference.

ITEM 7.	FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
(a)	Exhibits.

The following exhibits are filed herewith:

4.1	Form of Common Stock Certificate of the Company *

4.2	Certificate of Designation **

4.3	Rights Agreement between the Company and American Stock Transfer & Trust Company, dated August 28, 2000. *

99.1	Press Release dated August 30, 2000. **

___________________________
*          Incorporated by reference from the Company's Registration Statement on Form 8-A under the Securities Exchange Act of 1934, filed on August 31, 2000.

**          Filed herewith.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL DISTRIBUTION GROUP, INC. (Registrant)
Date: August 31, 2000	By: /s/ Jack P. Healey Jack P. Healey Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number	Description

4.2	Certificate of Designation

99.1	Press Release dated August 30, 2000